EXHIBIT (H) (XXIII) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K


Huntington Real Asset Fund's name changed to Huntington Real Strategies Fund - 5/1/07


               AMENDED AND RESTATED INVESTMENT COMPANY EXHIBIT #1
                                       TO
                   AGREEMENT FOR SUB-ADMINISTRATIVE SERVICES
                                     AMONG
           THE HUNTINGTON NATIONAL BANK, FEDERATED SERVICES COMPANY,
                            AND THE HUNTINGTON FUNDS

              DATED AS OF JUNE 23, 2006 AND REVISED APRIL 30, 2007


THE HUNTINGTON FUNDS

List of Portfolios


Huntington Dividend Capture Fund

   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Fixed Income Securities Fund

      Investment A Shares
      Investment B Shares
      Trust Shares
Huntington Florida Tax-Free Money Fund
   Investment A Shares
   Trust Shares
Huntington Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Mid Corp America Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Huntington Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Huntington Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Real Asset Fund
   Investment A Shares
   Investment B Shares
   Trust Shares

Huntington Rotating Markets Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Situs Small Cap  Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
A.    HUNTINGTON U.S. TREASURY MONEY MARKET FUND

   Investment A Shares
   Trust Shares
Huntington VA Growth Fund
Huntington VA Dividend Capture Fund
Huntington VA Income Equity Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Macro 100 Fund
Huntington VA International Equity Fund
Huntington VA Mortgage Securities Fund
Huntington VA Situs Small Cap Fund










                                      - 1 -